UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2004

Date of Report (Date of Earliest Event Reported)

ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	001-09487	06-1088270

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1870 THE EXCHANGE
SUITE 200
ATLANTA, GEORGIA 30339

(Address of Principal Executive Offices) (Zip Code)

(800) 497-7659

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-10.1
Ex-99.1

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Senior Credit Facility.

     On November 9, 2004, Atlantis Plastics, Inc. and its subsidiaries (together, the “Company”), certain financial institutions (the “Lenders”), and General Electric Capital Corporation, as Agent to the Lenders, parties to that certain Credit Agreement (the “Credit Agreement”), dated as of December 27, 2002, entered into Amendment No. 3 to the Credit Agreement (“Amendment No. 3”).

The principal terms of Amendment No. 3 are:

1)	The Lenders’ consent to the Company’s acquisition of LaVanture Products Company, Inc., LaVanture Plastic Extrusion Technologies, Inc., and Molded Designs Technology, Inc. (collectively, “LaVanture”) and the payment of related fees and expenses;

2)	A $10.0 million increase in the amount of the Term Loan B raising the senior credit facility from $110.0 million to $120.0 million under the Credit Agreement and an updated repayment schedule;

3)	The Lenders’ consent to the Company’s purchase of up to $10.0 million of its stock provided that the Company meet certain financial conditions; and

4)	The change in certain financial covenants including the maximum funded debt to EBITDA (earnings before interest, taxes, depreciation and amortization), capital expenditure limitation, and minimum EBITDA requirements.

From time to time, certain of the Lenders provide other fee-based services to the Company.

Item 8.01. Other Events.

     On November 9, 2004, the Company announced in a press release that it acquired the business, including certain assets and certain liabilities, of LaVanture Products Company, Inc., LaVanture Plastic Extrusion Technologies, Inc., and Molded Designs Technology, Inc., manufacturers of profile extruded and injection molded plastic products primarily for OEMs in the recreational vehicle industry.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 10.1.	Consent and Amendment No. 3 to that certain Credit Agreement, dated as of November 9, 2004, by and among Atlantis Plastics, Inc. and certain subsidiaries, certain financial institutions, and General Electric Capital Corporation, as Agent to the Lenders.

Exhibit 99.1.	Press Release from the registrant, dated November 9, 2004, entitled “Atlantis Plastics Acquires LaVanture Plastics”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS PLASTICS, INC.
Date: November 9, 2004	By:	/s/ Anthony F. Bova
ANTHONY F. BOVA
President and Chief Executive Officer

Date: November 9, 2004	By:	/s/ Paul G. Saari
PAUL G. SAARI
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

10.1.	Consent and Amendment No. 3 to that certain Credit Agreement, dated as of November 9, 2004, by and among Atlantis Plastics, Inc. and certain subsidiaries, certain financial institutions, and General Electric Capital Corporation, as amended.

99.1.	Press Release from the registrant, dated November 9, 2004, entitled “Atlantis Plastics Acquires LaVanture Plastics”.